Exhibit 10.7

FIRST AMENDMENT TO MEZZANINE A LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

Dated as of July 8, 2013

Among

BRE SELECT HOTELS MEZZ 1A LLC and BRE SELECT HOTELS MEZZ 1B LLC,

collectively, as Borrower

and

PRINCIPAL LIFE INSURANCE COMPANY,

and

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY,

and

FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND,

and

FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND,

and

FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND,

and

BSSF ARH HOLDING, LLC

collectively, as Lender

FIRST AMENDMENT TO MEZZANINE A LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO MEZZANINE A LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of July 8, 2013 (this “Amendment”), is by and among PRINCIPAL LIFE INSURANCE COMPANY, having an address at c/o Principal Real Estate Investors, 801 Grand Avenue, Des Moines, Iowa 50392, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, having an address at 132 Turnpike Road, Suite 210, Southborough, Massachusetts 01772, FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND, having an address at c/o Fidelity Management & Research Company, 245 Summer Street, 13th Floor, Boston, Massachusetts 02210, FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND, having an address at c/o Fidelity Management & Research Company, 245 Summer Street, 13th Floor, Boston, Massachusetts 02210, FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND, c/o Fidelity Management & Research Company, 245 Summer Street, 13th Floor, Boston, Massachusetts 02210 and BSSF ARH HOLDING, LLC having an address at c/o The Blackstone Group, 345 Park Avenue, New York, New York 10154 (together with their respective successors and assigns, each, a “Co-Lender” and, collectively, “Lender”), BRE SELECT HOTELS MEZZ 1A LLC, a Delaware limited liability company and BRE SELECT HOTELS MEZZ 1B LLC, a Delaware limited liability company (together with their respective successors and assigns, each, an “Individual Borrower” and, collectively, “Borrower”), each having its principal place of business at c/o The Blackstone Group, 345 Park Avenue, New York, New York 10154. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Citigroup Global Markets Realty Corp. and Bank of America, N.A. (collectively, “Original Lender”) has made a loan in the original principal amount of One Hundred Million Dollars ($100,000,000) (the “Loan”) to Borrower pursuant to that certain Mezzanine A Loan Agreement, dated as of May 14, 2013 (the “Original Loan Agreement”), by and among Borrower and Original Lender, which Loan is evidenced by the Original Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement);

WHEREAS, Original Lender subsequently assigned all right, title and interest in the Loan to Lender; and

WHEREAS, Borrower and Lender now desire to amend the Original Loan Agreement (the Original Loan Agreement, as amended by this Amendment, and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and certain other Loan Documents, each as more specifically set forth herein.

NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.

A G R E E M E N T:

Section I. Modification to Original Loan Agreement.

(i) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Interest Shortfall” in its entirety to read as follows:

““Interest Shortfall” shall mean, with respect to any repayment or prepayment of the Loan (including a repayment on the Maturity Date) made on a date that is after the Payment Date and prior to, but not including, the Determination Date, the interest that would have accrued on the Loan (absent such repayment or prepayment) from and including the date on which such repayment or prepayment occurs through and including the last day of the Interest Period relating to the Payment Date following the date of such prepayment.”

(ii) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Monthly Debt Service Payment Amount” in its entirety to read as follows:

““Monthly Debt Service Payment Amount” shall mean commencing on the Payment Date occurring in June, 2013 and continuing to and including the Maturity Date, an amount equal to the interest which accrues on the Loan for the related Interest Period.”

(iii) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Replacement Management Agreement” in its entirety to read as follows:

““Replacement Management Agreement” shall mean either (a) a management agreement with a Qualified Manager substantially in the same form and substance as the applicable Management Agreement, (b) a management agreement with a Qualified Manager on material terms which shall not be less favorable than those terms set forth on Exhibit F attached hereto or (c) a management agreement with a Qualified Manager, which management agreement shall be reasonably acceptable to Lender in form and substance, provided, with respect to this subclause (c), Lender, at its option, may require that Mortgage Borrower shall have obtained a Rating Agency Confirmation from the applicable Approved Rating Agencies with respect to the management agreement. In each case, the replacement Qualified Manager shall enter into (i) a subordination of management agreement and management fees substantially in the form as the Subordination of Management Agreement executed and delivered to Lender by Borrower, Operating Lessee and such Qualified Manager (or such other form reasonably acceptable to Lender); provided, that, in no instance shall such Subordination of Management Agreement be in substantially the same form as the Subordination of Management Agreement executed on the Closing Date by Borrower, Lender and White Lodging Services Corporation and (ii) a joinder to the terms and conditions of the Cash Management Agreement at Borrower’s expense.”

(iv) Section 2.4.1(b) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(b) On or after the Prepayment Release Date, Borrower shall have the right to prepay the Loan in whole, or in part, provided that (i) no Event of Default exists; (ii) Borrower gives Lender not less than seven (7) Business Days prior written notice that Borrower intends to prepay (the “Prepayment Notice”); and (iii) Borrower pays Lender, in addition to the outstanding principal amount of the Loan to be prepaid, (A) if such prepayment of the Loan occurs on a day that is not a Payment Date, all amounts of interest which would have accrued on the amount of the Loan to be paid through and including the last day of the Interest Period related to the Payment Date next occurring following the date of such prepayment of the Loan, or, if such prepayment of the Loan occurs on a Payment Date, all amounts of accrued and unpaid interest through and including the last day of the Interest Period related to such Payment Date, provided, however, if any prepayment is made during the period commencing on the first calendar day immediately following a Payment Date to, but not including, the Determination Date in such calendar month, Borrower shall pay to Lender the Interest Shortfall amount, if any, estimated by Lender (based on LIBOR in effect as of the date of such prepayment) to be due in connection with such prepayment, provided, that once the Interest Rate for the next occurring Interest Period can be determined, Lender shall calculate the actual amount of interest required to be paid by Borrower for such prepayment and (x) if the Interest Shortfall paid to Lender is in excess of the amount required to be paid pursuant to this Section 2.4.1(b), Lender shall promptly return to Borrower such excess amount and (y) if the Interest Shortfall is less than the amount required to be paid pursuant to this Section 2.4.1(b), Borrower shall pay to Lender within three (3) Business Days of notice from Lender, the amount of such deficiency, (B) except with respect to any prepayment that is a Permitted Prepayment Exception, if such prepayment is made prior to the Spread Maintenance Premium Termination Date, the Spread Maintenance Premium and (C) all other sums then due and payable under this Agreement, the Note, and the other Loan Documents, including, but not limited to, all of Lender’s reasonable actual out of pocket costs and expenses (including reasonable attorney’s fees and disbursements) incurred by Lender in connection with such prepayment of the Loan, including, without limitation, any Breakage Costs and any actual out of pocket costs and expenses associated with any rescinded or extended Prepayment Notice. Any Prepayment Notice may be rescinded or extended by Borrower upon delivery of written notice to Lender on or prior to the date specified for prepayment in the Prepayment Notice, provided that Borrower shall be responsible for the reasonable actual costs and expenses incurred by Lender in connection with the rescission or extension of such Prepayment Notice, including, without limitation, Breakage Costs. Notwithstanding the foregoing, prior to a Securitization (as defined in the Mortgage Loan Agreement) of the Mortgage Loan, with respect to any prepayment made after the Payment Date and prior to or on the Determination Date, Borrower shall only be required to pay interest through the date of such prepayment.”

(v) Section 2.4.1(c) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(c) Notwithstanding the foregoing, Borrower shall be permitted to prepay a portion of the Loan, at any time and from time to time, without any Spread Maintenance Premium or other prepayment penalty, premium or charge in an amount not to exceed, in the aggregate, the Permitted Prepayment Threshold, provided in the event such payment is a result of a Permitted Prepayment Exception, the Permitted Prepayment Threshold shall not be applicable (and for the avoidance of doubt, prepayments or repayments relating to a Permitted Prepayment Exception shall not reduce the Permitted Prepayment Threshold); provided, that (i) no Event of

Default exists; (ii) Borrower gives Lender a Prepayment Notice in the manner specified in Section 2.4.1(b) hereof; and (iii) Borrower pays Lender, in addition to the outstanding principal amount of the Loan to be prepaid, (A) if such prepayment of the Loan occurs on a day that is not a Payment Date, all amounts of interest which would have accrued on the amount of the Loan to be paid through and including the last day of the Interest Period related to the Payment Date next occurring following the date of such prepayment of the Loan, or, if such prepayment of the Loan occurs on a Payment Date, all amounts of accrued and unpaid interest through and including the last day of the Interest Period related to such Payment Date, provided, however, if any prepayment is made during the period commencing on the first calendar day immediately following a Payment Date to, but not including, the Determination Date in such calendar month, Borrower shall pay to Lender the Interest Shortfall amount, if any, estimated by Lender (based on LIBOR in effect as of the date of such prepayment) to be due in connection with such prepayment, provided, that once the Interest Rate for the next occurring Interest Period can be determined, Lender shall calculate the actual amount of interest required to be paid by Borrower for such prepayment and (x) if the Interest Shortfall paid to Lender is in excess of the amount required to be paid pursuant to this Section 2.4.1(c), Lender shall promptly return to Borrower such excess amount and (y) if the Interest Shortfall is less than the amount required to be paid pursuant to this Section 2.4.1(c), Borrower shall pay to Lender within three (3) Business Days of notice from Lender, the amount of such deficiency; and (B) all other sums then due and payable under this Agreement, the Note, and the other Loan Documents, including, but not limited to, all of Lender’s reasonable actual out of pocket costs and expenses (including reasonable attorney’s fees and disbursements) incurred by Lender in connection with such prepayment of the Loan, including, without limitation, any Breakage Costs and any actual out of pocket costs and expenses associated with any rescinded or extended Prepayment Notice. Any Prepayment Notice may be rescinded or extended by Borrower upon delivery of written notice to Lender on or prior to the date specified for prepayment in the Prepayment Notice, provided that Borrower shall be responsible for the reasonable actual costs and expenses incurred by Lender in connection with the rescission or extension of such Prepayment Notice, including, without limitation, Breakage Costs. Notwithstanding the foregoing, prior to a Securitization (as defined in the Mortgage Loan Agreement) of the Mortgage Loan, with respect to any prepayment made after the Payment Date and prior to or on the Determination Date, Borrower shall only be required to pay interest through the date of such prepayment.”

(vi) Section 2.4.1(d) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(d) Concurrently with any voluntary prepayment made pursuant to this Section 2.4.1 (other than (i) a prepayment made in connection with a release of Released Collateral related to an Individual Property in accordance the terms and conditions of Section 2.5.2 hereof, including, without limitation, Section 2.5.2(g) hereof and (ii) a prepayment made pursuant to Section 2.5.3 hereof (except to the extent such prepayment pursuant to Section 2.5.3 hereof expressly requires a pro rata prepayment of the Mortgage Loan, the Loan and the Mezzanine B Loan, which pro rata payment shall not be duplicative of any payment required to be made under Section 2.5.3 of the Mortgage Loan Agreement or under Section 2.5.3 of the Mezzanine B Loan Agreement)), (I) Mortgage Borrower shall make a prepayment of the Mortgage Loan in an amount determined by multiplying the outstanding principal balance of the Mortgage Loan by a fraction in which the portion of this Loan prepaid pursuant to this Section 2.4.1 is the numerator and the outstanding principal balance of this Loan prior to such prepayment is the denominator and (II) Mezzanine B Borrower shall make a prepayment of the Mezzanine B Loan in an amount determined by multiplying the outstanding principal balance of the Mezzanine B Loan by a fraction in which the portion of this Loan prepaid pursuant to this Section 2.4.1 is the numerator and the outstanding principal balance of this Loan prior to such prepayment is the denominator. Notwithstanding the foregoing, except with respect to any prepayment of the Mortgage Loan and Mezzanine B Loan made solely in accordance with Sections 2.4.2, 2.4.3 or 2.5 of this Agreement or a prepayment made pursuant to Section 6.4 of the Mortgage Loan Agreement, provided no Event of Default shall then exist, on or after the Prepayment Release Date (but subject to Borrower’s right to make prepayments up to the Permitted Prepayment Threshold pursuant to, and in accordance with, Section 2.4.1(c) hereof and subject to Mezzanine B Borrower’s right to make prepayments up to the Permitted Prepayment Threshold (as defined in the Mezzanine B Loan Agreement) pursuant to, and in accordance with, Section 2.4.1(c) of the Mezzanine B Loan Agreement) Borrower or Mezzanine B Borrower (each, a “Prepaying Mezzanine Borrower”) may at its sole discretion, subject to the terms and conditions of the Loan Documents or the Mezzanine B Loan Documents, respectively (other than any requirement to make a simultaneous prepayment of the Mortgage Loan, but for the avoidance of doubt, subject to any Permitted Prepayment Threshold or Spread Maintenance Premium payment requirements contained herein), voluntarily prepay all or any portion of the Loan or the Mezzanine B Loan, respectively (the “Prepaid Mezzanine Loan”) without a prepayment of the Mortgage Loan, provided that concurrently with such voluntary prepayment of the Prepaid Mezzanine Loan, each other Mezzanine Borrower shall make a prepayment of their related Mezzanine Loan in an amount determined by multiplying the outstanding principal balance of each such Mezzanine Loan by a fraction (1) the numerator of which is the portion of the Prepaid Mezzanine Loan being prepaid pursuant to the applicable Mezzanine Loan Documents and (2) the denominator of which is the outstanding principal balance of the Prepaid Mezzanine Loan.”

(vii) Section 2.5.2, Clause (a) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(a) The amount of the outstanding principal balance of the Loan to be prepaid shall equal or exceed the Adjusted Release Amount for the applicable Released Collateral, such prepayment shall be deemed a voluntary prepayment for all purposes hereunder, including, the requirements of Section 2.4.1(a), (b) and (c) hereof (including, without limitation, the payment of any Spread Maintenance Premium to the extent required pursuant to Section 2.4.1(b) and (c) hereof);”

(viii) Section 7.3.1 of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“7.3.1 Deposits. Borrower shall or shall cause Mortgage Borrower to pay to Lender (a) (i) on the Closing Date, an amount equal to $14,263,360.60 to fund the costs of the Required Capital Improvements and (ii) on June 20, 2013, an amount equal to $6,763,639.40, which deposit shall increase the aggregate amount of Replacement Reserve Funds to fund the costs of the Required Capital Improvements to $21,000,000.00 and (b) on each Payment Date after the Closing Date an amount equal to the sum of (A) on each of the first thirty-six (36)

Payment Dates after the Closing Date, $250,000.00 to fund the costs of the Required Capital Improvements and (B) (i) four percent (4%) of Gross Income from Operations (or such greater amount if required by the Franchise Agreements) of the calendar month occurring two (2) calendar months prior to the calendar month of the Payment Date on which such deposit is required (such month, the “Measurement Month”) less (ii) the amount actually deposited into the reserve accounts relating to FF&E maintained by the Marriott Managers under the respective Management Agreements between Operating Lessee and the applicable Marriott Manager entered into in accordance with the terms of this Agreement during such Measurement Month, provided such reserve accounts continue to held and maintained in accordance with the FF&E Reserve Account Control Agreements to fund the costs of FF&E Expenditures (the foregoing clauses (A) and (B), collectively, the “Replacement Reserve Monthly Deposit”), which amounts shall be deposited into an account controlled by Lender (the “Replacement Reserve Account”). Amounts so deposited shall hereinafter be referred to as Borrower’s “Replacement Reserve Fund”. After the Closing Date, Borrower, at its option, may pay to Lender additional amounts for deposit into the Replacement Reserve Account and any such amounts received by Lender from Borrower shall reduce the amount of each remaining deposit pursuant to clause (A) hereunder by an amount equal to the amount of such additional amount deposited into the Replacement Reserve Account divided by the number of remaining deposits pursuant to clause (A) hereunder. An amount equal to a pro rata amount (based on the relative Release Amounts) of the Replacement Reserve Fund, if a positive amount, shall be retained by Lender in the Replacement Reserve Account and credited toward the future Replacement Reserve Monthly Deposits required by Lender solely with respect to clause (B) hereunder in the event the Released Collateral related to an Individual Property is released from the Lien of the Pledge Agreement in accordance with Section 2.4.2 or Section 2.5 hereof. Amounts on deposit in the Replacement Reserve Account that are not expended in any given Fiscal Year shall be available to be disbursed in accordance with Section 7.3.2 below for the cost of Replacement Expenditures in any subsequent Fiscal Year provided that any such non-expended balance shall not be deemed to reduce Borrower’s obligation to make the full amount of the Replacement Reserve Monthly Deposit during any subsequent Fiscal Year as and when due under this Section 7.3.1.”

Section II. Amendment to Other Loan Documents. Each of the Loan Documents (other than the Loan Agreement) is hereby amended such that (i) each reference in any of the Loan Documents (other than the Loan Agreement) to the defined terms Monthly Debt Service Payment Amount, Replacement Management Agreement and Interest Shortfall which defined terms have been modified pursuant to this Amendment shall be deemed to be a reference to such defined term as so modified, and (ii) each reference to the Loan Agreement shall mean the Original Loan Agreement, as modified pursuant to the terms of this Agreement.

Section III. Reaffirmation of Guaranty. In connection with this Amendment, each Guarantor hereby:

(a) Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty.

(b) Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Guaranty.

(c) Acknowledges that the Guaranty and the obligations of Guarantor contained in the Guaranty are continuing and in full force and effect.

(d) Hereby reaffirms the Guaranty and its obligations thereunder, and acknowledges that this reaffirmation of the Guaranty is for the benefit of Lender.

Section IV. Reaffirmation of Indemnitor Guaranty and Environmental Indemnity. In connection with this Amendment, Indemnitor hereby:

(e) Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Indemnitor under the Indemnitor Guaranty or the Environmental Indemnity.

(f) Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Indemnitor Guaranty or the Environmental Indemnity.

(g) Acknowledges that the Indemnitor Guaranty and the Environmental Indemnity and the obligations of Indemnitor contained in the Indemnitor Guaranty and the Environmental Indemnity are continuing and in full force and effect.

(h) Hereby reaffirms the Indemnitor Guaranty and the Environmental Indemnity and its obligations thereunder, and acknowledges that this reaffirmation of the Indemnitor Guaranty and Environmental Indemnity is for the benefit of Lender.

Section V. No Offset; No Default. Borrower hereby waives all offsets, defenses and claims it may have against Lender that accrued on or before the date hereof. As of the date hereof, Lender acknowledges that to Lender’s actual knowledge there is no existing Event of Default or Default by Borrower, any other Loan Party, Indemnitor or Guarantor under the Loan Documents.

Section VI. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any of Lender, Borrower, any other Loan Party, Indemnitor or Guarantor under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.

Section VII. No Presumption Against Party Drafting Amendment. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared or drafted the same, it being agreed that all parties to this Amendment participated in the preparation hereof.

Section VIII. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section IX. Ratification. Borrower and Lender hereby ratify and confirm the Loan Agreement, as modified hereby. Except as modified and amended by this Amendment, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender and Borrower thereunder shall be and remain unmodified and in full force and effect.

Section X. No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section XI. Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.

Section XII. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Section XIII. References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified herein.

Section XIV. Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section XV. Incorporation of Recitals; Defined Terms. The recitals hereto are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

BRE SELECT HOTELS MEZZ 1A LLC,
a Delaware limited liability company

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Managing Director and Vice President

BRE SELECT HOTELS MEZZ 1B LLC,
a Delaware limited liability company

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Managing Director and Vice President

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LENDER:

PRINCIPAL LIFE INSURANCE COMPANY

By: PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ Matthew J. Stamp
Name:	Matthew J. Stamp
Title:	Commercial Mortgage Servicers-Portfolio

By:	/s/ Diane L. McGuire
	Name:	Diane L. McGuire
	Title:	Manager – CMBS Loan Servicing

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By:	/s/ Giles Dellaert
	Name:	Giles Dellaert
	Title:	CLO

FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND

By:	/s/ Joe Zambello
	Name:	Joe Zambello
	Title:	Deputy Treasurer

FIDELITY SECURITIES FUND: FIDELITY SERIES REAL ESTATE INCOME FUND

By:	/s/ Joe Zambello
	Name:	Joe Zambello
	Title:	Deputy Treasurer

FIDELITY SALEM STREET TRUST: FIDELITY STRATEGIC REAL RETURN FUND

By:	/s/ Joe Zambello
	Name:	Joe Zambello
	Title:	Deputy Treasurer

BSSF ARH HOLDING, LLC

By:	/s/ Randall Rothschild
	Name:	Randall Rothschild
	Title:	Authorized Signatory

The undersigned hereby acknowledges and consents to Section III of this First Amendment to Mezzanine A Loan Agreement and Other Loan Documents.

GUARANTOR:

BLACKSTONE REAL ESTATE PARTNERS VII L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.1 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.2 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.3 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.4 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.5 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.6 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.7 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ William J. Stein
		Name:	William J. Stein
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.8 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ William J. Stein
		Name:	William J. Stein
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.F L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

By:	/s/ William J. Stein
	Name:	William J. Stein
	Title:	Senior Managing Director

The undersigned hereby acknowledges and consents to Section IV of this First Amendment to Mezzanine A Loan Agreement and Other Loan Documents.

INDEMNITOR:

BRE SELECT HOTELS CORP, a Delaware corporation

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Chief Financial Officer, Vice President and Managing Director